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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                _______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  November 14, 2000


                             SMARTERKIDS.COM, INC.
             (Exact name of Registrant as specified in its charter)

      DELAWARE                           0-27717                 04-3226127
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
  incorporation or organization)                          Identification Number)

15 CRAWFORD STREET, NEEDHAM, MA                                    02494
(Address of principal executive offices)                         (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (781) 449-7567

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ITEM 5.  OTHER EVENTS

On November 14, 2000, SmarterKids.com, Inc. ("SmarterKids.com"), a Delaware corporation, entered into a Contribution Agreement and Plan of Reorganization and Merger (the "Merger Agreement") with Earlychildhood.com, LLC, a California limited liability company ("Earlychildhood.com"), S-E Educational Holdings Corp., a newly formed Delaware corporation one-half of the issued and outstanding capital stock of which is owned by each of Earlychildhood.com and SmarterKids.com ("Holdings"), and S-E Educational Merger Corp., a Delaware corporation and wholly-owned subsidiary of Holdings ("Merger Sub").

Pursuant to the Merger Agreement, each of Earlychildhood.com and SmarterKids.com will become wholly-owned subsidiaries of Holdings. Upon completion of the combination, each issued and outstanding share of common stock of SmarterKids.com will be converted into the right to receive one newly issued share of Holdings common stock, and holders of outstanding equity interests of SmarterKids.com will acquire an aggregate of approximately one-third of the outstanding common stock of Holdings. In addition, upon completion of the combination, all of the issued and outstanding equity interests of Earlychildhood.com will be exchanged for the right to receive newly issued shares of Holdings common stock, and holders of outstanding equity interests in Earlychildhood.com will acquire approximately two-thirds of the outstanding common stock of Holdings. It is anticipated that Holdings will apply for approval for quotation of its common stock on the Nasdaq National Market, and that a new market for trading in the newly formed combined company will commence following the effectiveness of the combination, presently expected in the spring of 2001. The parties will mutually agree upon a new name for the combined entity prior to completion of the combination.

Pursuant to the terms of the Merger Agreement, nine people will serve on the Holdings Board of Directors, four of whom shall be designated by Earlychildhood.com, two of whom shall be designated by SmarterKids.com, and three of whom shall be independent directors.

Also on November 14, 2000, holders of approximately 30% of the issued and outstanding stock of SmarterKids.com entered into an agreement with Earlychildhood.com pursuant to which such holders agreed, among other things, to vote their shares in favor of the transaction at a meeting of the SmarterKids.com stockholders called for such purpose.

Consummation of the transactions contemplated by the Merger Agreement remains subject to the satisfaction of various conditions, including approval by the stockholders of SmarterKids.com. In connection with the combination the parties will file a Registration Statement on Form S-4 and a proxy statement. Provided the conditions to consummation of the combination are fulfilled and the requisite order of effectiveness of the Registration Statement on Form S-4 is received from the Securities and Exchange Commission, SmarterKids.com shall report the consummation of the combination under Item 2 (Acquisition or Disposition of Assets) of a Current Report on Form 8-K to be filed at that time. The required financial statements of Earlychildhood.com and any pro forma financial information required by Item 7 of a Current Report on Form 8-K will be filed in such Current Report on Form 8-K, or by an amendment to such Current Report on Form 8-K not later than 60 days from the date when SmarterKids.com is required to file a Current Report on Form 8-K reporting the consummation of the combination.
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A copy of the Merger Agreement and other material transaction documents are attached as exhibits hereto and are incorporated herein by reference. The foregoing summary of these documents is qualified in its entirety by reference to the full text of the exhibits appended hereto.

A press release announcing the execution of the Merger Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)    Exhibits

Exhibit Number                                     Description
-----------------  ----------------------------------------------------------------------------
    2.1            Contribution Agreement and Plan of Reorganization and Merger, dated as of
                   November 14, 2000, by and among Earlychildhood.com, LLC, SmarterKids.com,
                   Inc., S-E Educational Holdings Corp. and S-E Educational Merger Corp. (the
                   "Merger Agreement") (schedules and certain exhibits have been omitted;
                   SmarterKids.com undertakes to furnish such schedules and exhibits supplementally to the Commission upon request)

    2.2            Stockholder Support Agreement dated as of November 14, 2000 by and among
                   Earlychildhood.com, LLC, North Bridge Venture Partners III, L.P.,
                   Commonwealth Capital Ventures II, L.P., David Blohm, Jeff Pucci, Al Noyes,
                   Bob Cahill, Richard Viard, Richard Secor, Richard D'Amore, Michael
                   Fitzgerald, Michael Kolowich and Brian Hickey

    2.3            Consent and Non-Contravention Agreement dated as of November 14, 2000 by and among Earlychildhood.com, LLP, SmarterKids.com, Inc., Educational
                   Simon, LLC, QTL Corporation, Richard A. Phelan, Ronald W. Phelan, Acacia
                   Capital Partners, LLC, Randy Dean, Dr. Judith Herr and Stephen Kaplan

    99.1           Press Release, dated November 15, 2000, announcing the execution of the
                   Merger Agreement.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, SmarterKids.com has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SMARTERKIDS.COM, INC.



Date: November 14, 2000          By:   /s/  Bob Cahill
                                    -----------------------------------
                                   Name:  Bob Cahill
                                   Title: Chief Financial Officer
                                          (Duly Authorized Officer and Principal
                                          Financial and Accounting Officer)
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                               INDEX TO EXHIBITS

Exhibit Number                                      Description
--------------------  ------------------------------------------------------------------------
    2.1               Contribution Agreement and Plan of Reorganization and Merger, dated as of November 14, 2000, by and among Earlychildhood.com, LLC,
                      SmarterKids.com, Inc. S-E Educational Holdings Corp. and S-E
                      Educational Merger Corp. (the "Merger Agreement")

    2.2               Stockholder Support Agreement dated as of November 14, 2000 by and among Earlychildhood.com, LLC, North Bridge Venture Partners III, L.P.,
                      Commonwealth Capital Ventures II, L.P., David Blohm, Jeff Pucci, Al
                      Noyes, Bob Cahill, Richard Viard, Richard Secor, Richard D'Amore,
                      Michael Fitzgerald, Michael Kolowich and Brian Hickey

    2.3               Consent and Non-Contravention Agreement dated as of November 14, 2000 by and among Earlychildhood.com, LLP, SmarterKids.com, Educational
                      Simon, LLC, QTL Corporation, Richard A. Phelan, Ronald W. Phelan,
                      Acacia Capital Partners, LLC, Randy Dean, Dr. Judith Herr and Stephen
                      Kaplan

    99.1              Press Release, dated November 15, 2000, announcing the execution of the
                      Merger Agreement.